Federated Hermes Total Return Government Bond Fund
INSTITUTIONAL SHARES (TICKER FTRGX)
SERVICE SHARES (TICKER FTGSX)
CLASS R6 SHARES (TICKER FTGLX)

SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2025
The following change is effective April 3, 2026.
In the Prospectus, under the section entitled “Portfolio Management Information,” please delete and replace the following for Mr. O’Connell:
“Liam O’Connell
Liam O’Connell, CFA, Portfolio Manager, has been the Fund’s portfolio manager since April of 2017.
Mr. O’Connell is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 2003; has managed investment portfolios since 2005. Education: B.S., Webb Institute of Naval Architecture; M.S., Johns Hopkins University; M.B.A., Massachusetts Institute of Technology.”
March 10, 2026

Federated Hermes Total Return Government Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457218 (3/26)
© 2026 Federated Hermes, Inc.